Scout Funds
Scout TrendStar Small Cap Fund

Supplement dated September 9, 2011 to the Prospectus dated June 15, 2011 for the
Scout TrendStar Small Cap Fund

The performance bar chart information for the Scout TrendStar Small Cap Fund contained on page 11 of the Prospectus is deleted in its entirety and replaced by the following:

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.